MS-11E

Exhibit 10.2

Customer's Name	Address	Identity Card No./ Corporation Register. No.	Telephone No.
Unity Wireless Microwave Systems Ltd.		P.C. 513786632

To

Bank Hapoalim B.M.

_______________ Branch

Date: ______________

DEED OF CONTINUING GUARANTEE LIMITED IN AMOUNT

WHEREAS

Unity Wireless Microwave Systems Ltd. (P.C. 513786632)  (hereinafter referred to jointly and severally as "the Borrower") has received and/or may receive from time to time, from Bank Hapoalim B.M. (hereinafter referred to as "the Bank"), credit, documentary credit, overdrafts, loans, deeds of indemnity and guarantees, in Israeli currency and/or foreign currency, for the benefit of the Borrower or others at the Borrower's request, discounting of bills, purchase of bills, granting of time, banking facilities, banking services and/or other payments (hereinafter jointly and severally referred to as "banking services"); and

WHEREAS

the Borrower owes and/or may owe the Bank, from time to time, various sums of money, expressed in Israeli currency or in foreign currency, on account of banking services and/or any other contractual relations with the Bank unconnected with the granting of banking services and/or otherwise; and

WHEREAS

we, the undersigned, agree to guarantee to the Bank the full and timely payment of the aforesaid amounts and the fulfilment of the Borrower's obligations towards the Bank.

NOW THEREFORE WE HEREBY DECLARE, AGREE, UNDERTAKE AND GUARANTEE to the Bank as follows:

THE GUARANTEE

1.

We hereby absolutely, unconditionally and without any reservation, guarantee to the Bank and its successors, the full and timely payment of all and any amounts due and/or which may become due to the Bank from the Borrower from time to time, in Israeli currency or in foreign currency, inter alia, in connection with banking services extended to the Borrower by the Bank and/or unconnected therewith, in whole or in part, irrespective of whether due from the Borrower alone or together with others, or whether the Borrower has already obligated himself in respect thereof or may obligate himself in respect thereof in the future, whether already granted or to be granted in the future, or paid or to be paid to the Borrower or on the Borrower's behalf or at his request or for his account, whether due from him in his capacity as debtor, guarantor or otherwise, or whether due from him now or becoming due in the future, whether ascertained due or due contingently, directly or indirectly, and also all and any amounts which the Borrower owes and/or may owe to the Bank for any reason, and all and any monies which the Bank is and/or may become entitled to claim and/or to receive from the Borrower for any reason whatsoever, together with interest, charges, commissions, linkage differentials and other expenses of any kind (hereinafter jointly and severally referred to as - "the said amounts").

2.

THE AMOUNT WE GUARANTEE AND UNDERTAKE TO PAY THE BANK UNDER THIS DEED OF GUARANTEE IS LIMITED TO THE PRINCIPAL AMOUNT NOT EXCEEDING IN THE AGGREGATE AT ANY TIME OUTSTANDING THE AMOUNT OF US$ 1,000,000 (ONE MILLION UNITED STATES DOLLARS) TOGETHER WITH ALL INTEREST THEREON, CHARGES, COMMISSIONS, LINKAGE DIFFERENTIALS BETWEEN THE US$ AND NIS, OTHER EXPENSES AND ALL ATTORNEY'S FEES, COSTS AND EXPENSES OF COLLECTION INCURRED BY THE BANK IN ENFORCING ANY OF THE LIABILITIES AND/OR THE TERMS HEREOF, SAID AMOUNT GUARANTEED, IS HEREINAFTER REFERRED TO AS - "THE AMOUNT OF THE GUARANTEE":

3.

We shall pay the Bank at any time and from time to time, immediately upon the Bank's first demand in writing any amount which the Bank may demand from us according to this Deed of Guarantee, up to the amount of the guarantee. Any amount on account of the said amounts not paid to the Bank by us upon the Bank's first demand shall bear interest at the maximum rate prevailing at the Bank form time to time on overdrawn amounts and excesses in the respective currency or currencies of the said amounts in revolving debitory accounts (hereinafter - "interest at the maximum rate") until the full and final payment of the aforesaid amounts by us, without affecting any other rights of the Bank.

4.

We shall  pay the Bank the aforesaid amounts which we may be called upon to pay as aforesaid, without the Bank being obliged to furnish us with any accounts or any other proof as to any default on the part of the Borrower in the fulfilment of his obligations to the Bank. Moreover, we hereby waive the necessity of the Bank first taking any action against the Borrower for the collection or payment of the said amounts. The Bank may demand from us the payment of all or any of the said amounts, without taking any action for the collection thereof from the Borrower, his liquidator, trustee, estate, guarantors or others, or from any securities given to the Bank by the Borrower, his guarantors or others. In the event that the Bank does take any action for the collection or payment of all or any of the said amounts, this shall not detract from our obligation to pay immediately the amount of the guarantee, and we may not postpone the payment thereof until any action which the Bank may take has been consummated.

VALIDITY OF THE GUARANTEE

5.

The amount of the guarantee and the guarantee shall not be influenced, affected or diminished by any composition of debts, winding up, bankruptcy or death, as the case may be, including any scheme or arrangement approved by any court or other compromise or arrangement made by the Borrower. Notwithstanding the foregoing, the Bank may demand from us any amounts up to the amount of the guarantee. In any case of composition of debts, bankruptcy, winding up, death or any other scheme or arrangement of the Borrower, as the case may be, the Bank may claim the aforesaid amounts as a creditor in bankruptcy or in winding up or in any other scheme or arrangement or agree to and receive any compromise payment, without taking into account any payment made or which may be made by us to the Bank pursuant hereto. We undertake not to claim in such cases in competition with the Bank and not to claim from the Bank any amount received by the Bank in this way or in any other way or any other  way for any reason whatsoever. We shall not claim any debt or payment or enter proof thereof in any bankruptcy or winding-up proceedings or in any other arrangement or compromise with respect to the Borrower, until such time as the Bank shall receive in full al the amounts due or which may become due to the Bank from the Borrower.

6.

The Bank is not obliged to obtain form the borrower any further security or guarantee for the payment of the said amounts. If at the time of signing this Deed of Guarantee or prior thereto we were aware of the fact that the Bank was about to obtain various securities or guarantees from the Borrower, even if the names of other guarantors appeared in this Deed of Guarantee and the Bank did not receive those securities or those other guarantors did not sign any guarantees or this guarantee, the validity of this guarantee shall not be affected and we shall fulfil all our obligations hereunder.

7.

We agree that the Bank may from time to time, without notifying us thereof:

(a)

discontinue, vary, reduce, increase or renew credit or any banking services to, or any contractual relationship with, the Borrower;

(b)

grant any extension of time or other concession or indulgence to the Borrower or others or to the guarantors or to any one or some of us;

(c)

substitute, renew, amend, release, discharge, realise or refrain from realising any securities or guarantees, held or which may be held by the Bank, whether obtained from the Borrower or others, from guarantors, from us or from any one or some of us;

(d)

settle, waive or make any arrangement with the Borrower or with guarantors for the Borrower or with any of or some of us;

 (e)

cause the non-fulfilment and/or, the variation of any obligation of the Borrower in connection with the granting of banking services or cause the non-fulfilment and/or any variation of any obligation guaranteed by us or for which we are liable;

(f)

refrain from notifying us of the non-fulfilment of any obligations by the Borrower and defer or hold over any demands against us pursuant hereto, without the aforesaid being deemed to be a precedent, waiver or negligence on the part of the Bank or any of its rights being deemed discharged or having lapsed.

In any such case, even if thereby damage has been caused, our guarantee shall remain unchanged and in full force, shall not be affected nor the amount there decreased, and all our obligations shall remain unaltered. To prevent any doubt, we hereby agree that if the Bank does any one of the abovementioned acts, we shall have no right of option, rescission or any other right in connection therewith under the Guarantee Law, 5727-1967, as subsequently amended or replaced and we hereby expressly waive all these rights.

8.

Our guarantee hereunder shall neither be affected nor varied and the amount thereof shall not be reduced and it shall remain in full force and effect, notwithstanding that:

(a)

the obligation of the Borrower towards the Bank is defective or invalid for any reason, inter alia, for lack of capacity or representation of the Borrower;

(b)

the right of the Bank to claim payment of the said amounts has lapsed due to prescription;

(c)

the Borrower denies his liability towards the Bank or the Borrower has or raises any contentions against the Bank;

In any such case, the aforesaid obligations, as far as we are concerned, shall, for the purposes hereof, be deemed to be valid, complete, effective, unquestionable and unimpeachable and we hereby declare that we shall have no cause for action against the Bank. All of our obligations pursuant hereto shall remain in full force, and we hereby waive in advance any right or plea allowed in such cases by the Guarantee Law 5727-1967, as subsequently amended or replaced.

9.

Where we or any of us or the Borrower is/are a legal entity, whether incorporated or un-incorporated, or a trustee, an executor of a will or administrator of an estate or party to a joint account at the Bank, or any organisation or body comprising any combination of bodies, then our obligations hereunder shall not be affected by any alteration of our name, constitution or composition or that of the Borrower's.

SECURITIES, SET-OFF AND APPLICATION OF PAYMENTS

10.

As security for the fulfilment of all or any of our undertakings hereunder or pursuant hereto, all securities and guarantees on our behalf which the Bank may hold, now or in the future, shall serve as collateral or cover by way of set-off or otherwise for the performance of all  our obligations pursuant hereto.

11.

(a)

Where the Bank holds bills as defined in Clause 25 hereof (hereinafter - "the bills") signed or endorsed or guaranteed by us and given to the Bank for collection, safe keeping and/or security or otherwise, they shall be and shall be deemed pledged and charged to the Bank as a first ranking pledge, and the Bank may sell or discount the bills with third parties, take any legal or other action which the Bank deems fit for the collection of the bills and debit our account with the costs of collection. The Bank may settle with the drawers or makers, endorsers or guarantors or any one of them on different terms, waive, release, accept from them partial consideration and apply the consideration of the bills in satisfaction of any amounts owed or owing or which may be owed by us to the Bank. Receipt of bills or their full or partial consideration as aforesaid shall not derogate from our obligation to pay in full the Amounts of the Guarantee. We hereby declare that the bills tendered or which may be tendered by us to the Bank  from time to time are in our sole possession and ownership, free from any charge, attachments or third party rights of any kind and that we are fully entitled to pledge and charge them to the Bank.

(b)

The following provisions shall apply to the bills signed, endorsed or guaranteed by us which the Bank may hold:

(i)

The Bank shall be exempted from all the duties of the holder of a bill, including presentment, notice of dishonour and protest,  and all our obligations arising from our signature, endorsement or guarantee, as the case may be, shall remain in force even if the Bank does not fulfil its duties as the holder thereof.

(ii)

We waive all the rights and defences available to us under the Bills of Exchange Ordinance or any other law with regard to prescription or limitation of actions.

(iii)

In any case where the bills are given to the Bank for discount or otherwise and we have received consideration therefor and the bills are not paid, the Bank may debit our account with the amount of the bills unpaid.

(iv)

We hereby release the Bank from any liability for the loss of the bills and/or any delay in the collection thereof.

(v)

We hereby warrant that the signatures, the endorsements and the signatures of the guarantors are genuine and authentic and that the bills are complete and regular and have been duly stamped.

(vi)

We agree that in case the Bank itself decides to sell the bills, advance notice of seven days as to the steps about to be taken by the Bank shall be deemed to be a reasonable period of time for the purposes of Section 19(b) of the Law of Pledge 5927-1967 or any other provision of law replacing same.

(vii)

We hereby undertake not to create, without the prior written consent of the Bank, any pledge, assignment or other form of charge on the bills or their countervalue, having prior, equal or deferred rights to those conferred on the Bank hereunder.

12.

In any case where any deed of charge serves as security for the payment of the said amounts, it is hereby expressly stipulated that the deed of charge forms an integral part of this Deed of Guarantee and all the terms and conditions, declarations and obligations contained in the deed of charge form an integral part of this Deed of Guarantee and are included herein. It is also hereby expressly stipulated that this Deed of Guarantee shall not operate so as to derogate from or alter the deed of charge.

13.

All the  bills, guarantees, charges and other securities given or which may be given to the Bank by us or by others on our behalf, in order to secure the payment of the said amounts or the performance of our obligations pursuant to this Deed of Guarantee, shall be cumulative and independent of each other, shall not affect or be affected by any other securities held by the Bank and shall serve as continuing or revolving security until such time as all of the said amounts shall have been paid in full. The Bank may realise the securities by any order it may deem fit and the realisation of any one security shall not affect or detract from any other security.

14.

(a)

The Bank shall have the right of possession, lien and set-off over any amounts, assets and rights, including gold, securities, coins, bank notes, documents in respect of goods, insurance policies, bills, assignments of rights, deposits, collaterals and their countervalue held at the Bank at any time for us or on our behalf, including such as have been delivered to the Bank for collection, security, safe-keeping or otherwise. At any time that we may owe the Bank any amounts pursuant hereto, or are liable to be indebted to the Bank or may be conditionally indebted to the Bank, the Bank shall be entitled to retain the said assets until payment in full of the Amount of the Guarantee or to realise them by selling them and applying the countervalue thereof in whole or in part to the payment of the Amount of the Guarantee or leave the countervalue thereof with the Bank until the said amounts have been paid by the Borrower.

(b)

Without derogating from the Bank's right of lien in accordance with sub-clause (a) above, the Bank may at any time, but shall not be obliged:

(i)

To apply to any amounts owned by us, any amounts owed to us by the Bank in any account or manner or for any reason (even before the maturity of the amounts owed to us by the Bank as aforesaid, against which set-off will be made).

(ii)

To purchase for our account, any amount in foreign currency which may be required for payment of any of the amounts owed by us or to sell any foreign currency standing to our credit at the Bank and to apply the proceeds to the payment of any of the amounts owed by us.

(iii)

To debit any of our accounts with any of the amounts owed by us.

(iv)

In any event the Bank may effect set-off without any prior notice. However in the following cases the Bank may effect such set-off by giving us 10 (ten) days' notice prior to effecting such set-off:

(1)

In case of applying any amounts prior to their maturity.

(2)

In case of apply any time deposit which but for such application would have been automatically extended or renewed, so that certain rights or benefits would have accrued to us.

(3)

Notwithstanding sub-clause (b)(iv)(1) above, if the delay in effecting such application might be detrimental to the Bank or affect any of its rights, such application may be made immediately.

Moreover, where notice has been sent to us and in the course of the 10 day period an attachment order or a receivership notice affecting us is received or a similar event occurs, such application may be made immediately.

(v)

Any purchase or sale under sub-clause (b) (ii) above, shall be effected at the rate of exchange prevailing at the Bank, out of the amounts in Israeli currency or foreign currency, as the case may be, standing to our credit at the Bank, or  which may be obtained by realising collaterals given or which may be given by us to the Bank.

The term "the rate prevailing at the Bank" shall mean, with respect to any purchase of foreign currency for our account, the highest rate for cheques and transfers at which the Bank at any relevant time generally sells to is customers the relevant foreign currency against Israeli currency, in addition to any conversion charge, tax, levy, compulsory payments or any other similar payments; and with respect to any sale of foreign currency from our account, the lowest rate for the cheques and transfers at which the Bank at any relevant time generally purchases from its customers the relevant foreign currency against Israeli currency, after deducting any conversion charge, tax, levy, compulsory payments or any other similar payments.

(iv)

We hereby declare that we are aware of the fact that in such cases where the Bank may use its rights of set-off prior to the maturity of any of our deposits or any part of them, our rights may be affected (for example in relation to interest rates, linkage differences, exchange differences, rights to bonuses or loans, tax exemptions or reductions, deductions at source, the right  not to be debited with charges and fees necessarily resulting from making any such set-off, if according to the terms governing any such account we had such rights). Nevertheless, we agree to bear all the costs and charges incurred by making any such set-off.

15.

The Bank may at any time and at its own discretion:

(a)

debit any account of ours with any amount due or which may become due from us to the Bank as aforesaid.

(b)

credit any amount howsoever received from us or on our behalf to whichever account the Bank may deem fit.

(c)

transfer any amount standing to the credit of whichever of our accounts to any other of our accounts.

(d)

credit any amount received from the Borrower or on his behalf or for his account or for his account or by realisation of any collateral held by the Bank, in favour of any account which the Bank deems fit. The Bank may also hold or retain any such amount as a deposit without applying same in reduction of the amounts which the Borrower owes to the Bank and which are guaranteed by us hereunder, and the Bank shall not be bound by crediting any amount in this way.

NATURE AND TERMINATION OF THE GUARANTEE:

16.

This guarantee shall serve as a continuing and revolving security and shall be binding on us and our successors (including guardians, estates, executors, trustees, receivers, liquidators and any one standing in our stead) for 30 days after the receipt by the Bank, at the branch where we signed this Deed of Guarantee, of our written notice with respect to the termination of the guarantee signed by all the guarantors whose signatures appear on this Deed of Guarantee, coupled with all the amounts which are due to the Bank from the Borrower at such time. The aforesaid notice shall not affect our guarantee and liability for any debts and obligations incurred by the Borrower prior to the receipt of the aforesaid notice, the payment of which has not yet fallen due or for which he became liable during the said 30 days.

17.

This guarantee is independent of any other securities or guarantees and shall not be influenced or affected by them or by the Bank receiving guarantees or securities which are defective or without value. We hereby waive any right to be assigned or to participate in any other securities held by the Bank in connection with the payment of the said amounts. We shall not take any action the purpose of which is to obtain any rights or advantages with respect to the said securities, notwithstanding the payment by us of all or any of the said amounts.

18.

Without derogating from any of the other provisions herein contained, any variation of our obligations is subject to the receipt of the prior written consent of the Bank. Any other consent whether attributed to verbal statements or to any waiver or failure to act and/or to any other form of conduct which is not reduced to writing shall not be deemed to be consent on the part of the Bank.

INDEMNITY:

19.

(a)

In addition to and without affecting or derogating from the provisions hereof, this guarantee constitutes an undertaking to indemnify and/or compensate and we hereby undertake to indemnify and /or compensate the Bank for any amount to the extent of the amount of the guarantee, for any damages, expenses and pecuniary loss incurred by the Bank in connection with the extending of banking services to the Borrower and/or unconnected therewith, all in accordance with the provisions hereof which shall apply mutatis mutandis.

(b)

If under any applicable law and whether pursuant to a judgement being made or registered against us or for any other reason, any payment under, or in connection with this Guarantee, is made or falls to be satisfied in a currency other than US$, (the "Other Currency")  then, to the extent that the payment (when converted into US$ at the rate of exchange on the date of payment or, if it is not practised or possible for the Bank to purchase US$ with the Other Currency, on the date of payment - at the respective rate of exchange prevailing soon afterwards as it is practicable for it to do so) actually received by the Bank falls short of the amount, in US$, due under this Guarantee or any part thereof, we shall, as an independent obligation, indemnity and hold harmless the Bank against the amount of such shortfall.

For the purpose hereof - "rate of exchange" -means the rate at which the Bank, at its sole determination, is able, on the relevant date, to purchase US$ with the Other Currency, taking into account each and all taxes, premiums, costs, fees and VAT, payable imposed or deducted in connection with the purchase of US$ with the Other Currency.

THE BANK'S BOOKS:

20.

(a)

We hereby confirm that the Bank's books, accounts and entries shall be binding upon us, shall be deemed to be correct and shall be prima facie evidence in all their particulars, including all reference to the calculation of the amount of the Guarantee and/or the said amounts, the particulars of the bills, guarantees and other securities and any other matter related hereto.

(b)

We hereby confirm receipt of the Bank's notification that according to the Protection of Privacy Law, 5741-1981:

 (i)

All the particulars furnished or which may be furnished by us to the Bank may be used by the Bank in the normal course of its operations, at its own discretion;

(ii)

All the particulars furnished or which may be furnished by us to the Bank, shall be stored in keeping with the Bank's requirements from time to time in data pools of the Bank and/or of suppliers to the Bank from time to time of computer and data processing and warehousing services.

and we hereby confirm our agreement thereto.

ASSIGNMENT OF THE GUARANTEE:

21.

The Bank may at any time at its own discretion and without our consent being required, assign its rights arising from this Deed of Guarantee, including the securities, in whole or in part, and any assignee may also reassign the said rights, without any further consent from us being required. The assignment may be effected by endorsement upon this Deed of Guarantee or in any other way the Bank or any subsequent assignor may deem fit.

22.

The Bank may, at its own discretion, deposit all or any of the securities given or which may be given pursuant hereto, with a bailee, at our expense, and substitute such bailee with another, from time to time. The Bank may register all or any of the securities with any competent authority in accordance with any law.

NOTICES:

23.

We hereby undertake to notify the Bank immediately:

(a)

of any claim of right to any security given or which may be given pursuant hereto and/or of any execution or injunction proceedings or other steps taken to attach, realise or preserve any such security;

(b)

of any reduction in the scope of our business or the extent of our property;

(c)

of any reduction in value of any security given by us;

(d)

of any change of our name or address;

(e)

of any application for winding up our affairs which is filed against us or by us as well as the adoption by us of a resolution for voluntary winding up and/or merger.

24.

Any notice or demand sent to us by the Bank by registered or ordinary mail to the address appearing herein or to any other address notified by us to the Bank by registered mail, shall be deemed to have been received by us within 48 hours from the time the letter containing the notice was sent. A written declaration by the Bank shall serve as a conclusive evidence as to the time of its dispatch.

INTERPRETATION:

25.

In this Deed of Guarantee, the singular includes the plural and vice versa; the masculine gender includes the feminine gender and vice versa; "The Bank" means  "Bank Hapoalim B.M." and every one o f the Bank's branches or offices in Israel or abroad existing on the date hereof and/or which may be opened henceforth at any place in the future, and any successor of the Bank; "Bills" means - promissory notes, bills of exchange, cheques, undertakings, collaterals, assignments, bills of lading, deposit notes and any other negotiable instruments; "the Borrower" means - the Borrower, his heirs, the executors of his will, the administrators of his estate and all of his substitutes and successors; The headings are only indicative and are not to be used in construing this Deed of Guarantee; the recitals hereto form an integral part hereof.

SOLIDARITY OF GUARANTORS:

26.

Where this Deed of Guarantee is signed by more than one individual and/or more than one legal entity, the terms and conditions hereof shall be binding upon all signatories jointly and severally, and the Bank may at its own discretion collect from any one or more of us the full amount of the guarantee or any part thereof. The liability of any of us shall not be affected by the others not being competent to incur the liabilities herein contained, or due to the fact that the Bank released them from liability or surrendered the securities given by them or in other case.

EXPENSES:

27.

All the expenses and charges, including legal expenses, involved in drafting this Deed of Guarantee and nay other documents required or which may be required by the Bank in connection with the securities given by us, or which may be given by us at the request of the Bank, stamp duty thereon, the registration of such documents, insurance for the preservation of such securities, their maintenance, repair and realisation and the institution of collecting proceedings (including lawyers' fees) shall be borne by us and paid by us to the Bank upon its first demand, coupled with interest at the maximum rate. From the date of demand and until paid in full, all of the aforesaid expenses shall be secured by the securities created to secure the payment of the said amounts or the performance of our obligations hereunder.

MATERIAL LAW AND PLACE OF JURISDICTION:

28.

(a)

This Deed of guarantee shall be construed in accordance with the laws of the State of Israel.

(b)

For the purposes hereof, the exclusive place of jurisdiction shall be the competent court of law in Israel situated in the city nearest to the branch of the Bank first above written or in one of the following cities: Jerusalem, Tel Aviv - Jaffa, Haifa, Beersheva or Nazareth.

       **(c)

We hereby agree that any summons, notice or judgement or other legal process or document in connection with proceedings referred to in paragraph (b) hereof, may be served upon us by delivering the same to our agents in Israel, namely

Weksler, Bregman & CO.,  LAW FIRM,  9 Ehad Ha’am STREET, Tel Aviv

We shall be entitled at any time and from time to time by notice in writing to the Bank by registered letter, to change our agents in Israel and/or their address in Israel for service of process or any other such document upon us.

EXCHANGE CONTROL:

29.

To the extent that the approval of the competent authority in Israel under the Exchange Control Law 5738-1978, as amended or replaced, is required for the granting of this guarantee or for the commitment or payment of foreign currency forming part of the said amounts, this guarantee is subject to such approval.

NATURE OF THE GUARANTEE:

30.

WE HEREBY DECLARE THAT THE NATURE OF THIS DEED OF GUARANTEE HAS BEEN EXPLAINED TO US BY THE BANK AND WE AGREE TO SIGN AND EXECUTE SAME AND TO BE BOUND BY ALL OF THE OBLIGATIONS HEREIN SET FORTH.

SPECIAL CONDITIONS:

31.

None

AND IN WITNESS WHEREOF WE HAVE SIGNED ON THE DATE FIRST ABOVE WRITTEN.

Identity Card No. / Corporate Registration No.	Name, Address and Telephone No. of the Guarantor Name, Address and Telephone No. of Employer	Signature of Guarantor
91-1940650	Unity Wireless Corporation, Suite 415 – 1313 East Maple Street, Bellingham, WA 98225

**

to be filled in when the guarantor is a foreign resident or when the guarantor or any one of the guarantors is an Israeli resident living abroad.

Attorney's Authorization

I, the undersigned, ______________ Adv., am the attorney of the Unity Wireless Corporation (91 – 1940650) (hereafter: the "Company") and hereby confirm that the above document was signed by the Company through Messrs. _________________, I.D. ___________________ and _________________, I.D. ___________________ in accordance with the resolution of the Company that was duly adopted and in accordance with the documents of incorporation of the company, and that the above signatures bind the Company to all intents and purposes.

The above attorney’s authorization is given subject to and is limited by and as provided in an opinion of counsel by Law Offices of Oscar Folger addressed to Bank Hapoalim B.M., dated _________, 2006.

____________________

________________

Date                                                                            Lawyer

                                                                            Signature and Stamp

Amount of Stamp Tax: ___________

U:\GAL H\אשראים מיוחדים\אבנטרי\בטחונות\מוכן\אבנטרי - יוניטי ארהב - ערבות מתמדת - מש 11ג - אנגלית - טיוטא - 9.05.06.DOC

(E) (10) 44 MS

BANK HAPOALIM B.M.

Branch: ___________

Date: _____________

To:

Unity Wireless Corporation. (91 – 1940650)

Dear Sir/Madam,

Re: Notice to Guarantor With Reference to

DEED OF CONTINUING GUARANTEE LIMITED IN AMOUNT

1.

We hereby notify you that the guarantee which you are signing for Unity Wireless Microwave Systems Ltd. (P.C. 513786632) (hereinafter jointly and severally -"the Customer") is for the payment of all and any amounts due and/or which may become due to Bank Hapoalim B.M. (hereinafter - "the Bank") from the Customer, irrespective of whether due from the Customer alone or together with others, or whether the Customer has already obligated himself in respect thereof or may obligate himself in respect thereof in the future, whether already granted or to be granted in the future, or paid or to be paid to the Customer or on the Customer's behalf or at his request or for his account, whether due from the Customer in his capacity as debtor, guarantor or otherwise, or whether due from him now or becoming due or due contingently, directly or indirectly, and also for the payment of all and any amounts of money which the Customer owes and/or may owe to the Bank for any other reason whatsoever, and for the payment of all and any monies which the Bank is and/or may become entitled to claim and/or to receive from the Customer for any reason whatsoever, together with interest, charges and commissions, linkage differences and other expenses of any kind LIMITED TO THE PRINCIPAL AMOUNT NOT EXCEEDING IN THE AGGREGATE AT ANY TIME OUTSTANDING THE AMOUNT OF US$ 1,000,000 (ONE MILLION UNITED STATES DOLLARS) TOGETHER WITH ALL INTEREST THEREON, CHARGES, COMMISSIONS, LINKAGE DIFFERENTIALS BETWEEN THE US$ AND NIS, OTHER EXPENSES AND ALL ATTORNEY'S FEES, COSTS AND EXPENSES OF COLLECTION INCURRED BY THE BANK IN ENFORCING ANY OF THE LIABILITIES AND/OR THE TERMS HEREOF.

2.      There are no guarantors other than you for the Customer’s obligations to the Bank. The Guarantee is for all the obligations and undertakings of the Customer to the Bank.

3.

The total balance of indebtedness of the Customer to the Bank to date as reflected in the books of the Bank is N.I.S. 0.

4.

In addition, we would bring it to your attention that soon after the completion of the merger between the Customer and Avantry Ltd. (P.C. 512386798) (hereinafter: Avantry) insomuch as such merger will take place, the deed of Guarantee which you have signed will also guarantee the debt of Avantry to the bank, which to 8.05.06, as reflected in the books of the Bank, is N.I.S. 4,184,209.21 (Four Million One hundred and Eighty Four Thousand Two Hundred and Nine New Israeli Shekels and Twenty One cents) All without derogating from our right to make credit and banking services available to the Customer and / or Avantry, from time to time, in various amounts, this being in addition to the above amounts. אגורה

5.

May we point out that the amount payment of which is guaranteed by you is liable to be much higher than the aforesaid amounts for the reason that you are guaranteeing credits and/or banking services which the Bank may grant to the Customer in the future or on or about the date of this notice, as provided in Clause 1 hereof.

6.

In order to dispel any doubt, the aforesaid does not form any undertaking on the part of the Bank to make the credit specified above in clause 4 or any part thereof and/or any other credit available to the Customer and/or Avantry and any credit that may be made available will be solely on the terms approved by the Bank.

7.

This notice is given with reference to the deed of guarantee, which you are signing for the Customer in favour of the Bank, and is subject to the provisions thereof.

Yours faithfully,

Bank Hapoalim B.M.

_____________________________________________________________________

I hereby acknowledge receipt of the above notice and agree to its contents

To - day,  _________________.

__________________

Signature of Guarantor

U:\gal h\אשראים מיוחדים\אבנטרי\בטחונות\מוכן\אבנטרי - יוניטי ארהב - ערבות מתמדת - מש 11ג - אנגלית - טיוטא - 9.05.06.doc

MS – 23

Minutes of a Meeting of the Board of Directors of

Unity Wireless Corporation (91 – 1940650)

(hereafter – the Company)

At a meeting of the Board of Directors of the Company that was duly convened in accordance with the documents of incorporation of the Company on _____________, at which directors/executives were present who form a quorum of the Board of Directors, it was resolved as follows:

1.

Grant of a Guarantee to Others:

To guarantee to Bank Hapoalim B.M. (hereafter – the "Bank") to repay the debts of Unity Wireless Microwave Systems Ltd. (P.C. 513786632) as they may be at any time, to a maximum amount of NIS 4,503,000 (four million five hundred and three thousand New Shekels) such amount being linked to the rate of exchange of the US Dollar, the Base Rate being NIS 4.503 to the Dollar.

2.

Power of Attorney to Managers of the Company:

To authorize the directors/managers, Messrs. _________________________ and _____________________ to sign severally / jointly / jointly and severally*:

a.

to take any decision in the name of the Company and to agree with the Bank, from time to time, at their discretion, any conditions in connection with the above decision.

b.

to sign any documents in connection with the above Guarantee in the name of the Company, as agreed between them and the Bank, without having to obtain any further consent from the Company; and their signature will bind the Company.

3.

Transactions with an Officer and/or Controlling Shareholder in the Company:

The Board of Directors of the Company has confirmed that all the authorizations required in law, including the laws of the State of Delaware, and in accordance with the documents of incorporation of the Company will be obtained for transactions and activities that are the subject of the above decisions.

_________________, Chair

Attorney's Verification

I, the undersigned _______________ attorney of Unity Wireless Corporation (91 – 1940650) (hereafter: the "Company") hereby confirm as follows:

1.

that the Board of Directors of the Company was lawfully appointed.

2.

that the above resolutions of the Board of Directors were adopted after the Board of Directors had duly convened and in the presence of the required quorum.

3.

that the above resolutions bind the Company and that they were lawfully adopted, including according to the laws of the State of Delaware and in accordance with the documents of incorporation of the Company.  I confirm that the combination of signatures indicated in the above resolution binds the Company.

____________________

____________________

Date

Attorney

 Signature and Stamp

#